UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2006


                             Middlesex Water Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Jersey                    0-422                22-1114430
-------------------------------     --------------      ---------------------
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)


          1500 Ronson Road, Iselin, New Jersey            08830
     -------------------------------------------       -----------
       (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code:    (732) 634-1500
                               -------------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01     Changes in Registrant's Certifying Accountant.

Deloitte & Touche LLP (D&T) was previously the independent registered public accounting firm for Middlesex Water Company (the Company). On March 31, 2006, the Audit Committee of the Company's Board of Directors agreed to engage Beard Miller Company LLP (BMC) as its independent registered public accounting firm to replace D&T, effective for fiscal year 2006, including the Company's audit for the year ending December 31, 2006. The change was made after the Audit Committee reviewed proposals from three independent registered public accounting firms, including D&T.

D&T's audit report on the Company's consolidated financial statements for each of the past two fiscal years ended December 31, 2005 and December 31, 2004, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, did not contain any adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles; however, the opinion of D&T on the Company's Balance Sheets as of December 31, 2004 and 2003 and Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002, included in the Company's Form 10-K/A for the year ended December 31, 2004, included an emphasis paragraph concerning the restatement of the Company's Balance Sheets as of December 31, 2004 and 2003 and Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002. The audit report of D&T on management's assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified in any way.

During the two most recent fiscal years ended December 31, 2005 and 2004, and through March 31, 2006, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to D&T's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the financial statements for such years. During the two most recent fiscal years ended December 31, 2005 and 2004, and through March 31, 2006, there was one reportable event. In November 2005, the Company informed D&T of an identified material weakness in internal controls related to the recording and reporting of construction advances and contributions for utility plant. The material weakness identified is discussed in Item 9A of the Company's Form 10-K/A for the year ended December 31, 2004.

We have provided D&T with a copy of the foregoing disclosures and requested from them a letter indicating whether they agree with these disclosures. A copy of their letter dated April 5, 2006 is attached as Exhibit 16 hereto.

During the Company's two most recent fiscal years and through March 31, 2006, the Company did not consult with BMC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was either the subject of disagreement or reportable events.


Item  9.01    Financial  Statements  and  Exhibits.

        (c)  Exhibits.

Exhibit Number    Exhibit Title
--------------    -------------

     16 Letter of Deloitte & Touche LLP regarding change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Middlesex Water Company


Date: April 5, 2006                   By:  /s/ A. Bruce O'Connor
                                      -----------------------------------
                                      A. Bruce O'Connor
                                      Vice President and Chief Financial Officer